Exhibit 10.14

Shanghai Yihong Advertising Co., Ltd.

Equity Interest Pledge Agreement

By

and

between

Fangjun Yan

Huayi Cheng

Kendall Technology Development (Shanghai) Co., Ltd.

And

Shanghai Yihong Advertising Co., Ltd.

September 15, 2011

EQUITY INTEREST PLEDGE AGREEMENT

This EQUITY INTERST PLEDGE AGREEMENT (this “Agreement”), dated September 15, 2011, is made in Shanghai, the PRC, by and among:

Fangjun Yan

Address:	20th Floor, No. 211, Shi Men Yi Road, Jingan District, Shanghai, PRC;
ID:	******************;

And

Huayi Cheng

Address:	19th Floor, No. 211, Shi Men Yi Road, Jingan District, Shanghai, PRC;
ID:	******************;

(Individually, the “Pledgor”; collectively, the “Pledgors”)

And

Kendall Technology Development (Shanghai) Co., Ltd. (the “Pledgee”)

Registered address:	Room 2002, No. 211, Shi Men Yi Road, Jingan District, Shanghai, PRC;
Legal representative:	Fangjun Yan

And

Shanghai Yihong Advertising Co., Ltd. (the “Company”)

Registered address:	Room 225, Building 2, No. 2575, Miaozhen Hezuo Road, Chongming County, Shanghai, PRC
Legal representative:	Fangjun Yan

(each of the Pledgors, Pledgee and Company individually, a “Party”; collectively, the “Parties”)

WHEREAS

1.                                       The Pledgors are record shareholders of the Company with ownership of all equity interests of the Company (the “Equity Interests of the Company”) as of the date of this Agreement, whose capital contribution and shareholding percentage in the registered capital of the Company are set forth in Schedule I to this Agreement.

2.                                       The Pledgors and the Pledgee entered into a loan agreement (including the agreement and any amendment or restatement thereto, the (“Loan Agreement”) dated August 15, 2011, according to which the Pledgee provided a loan to the Pledgors for payment of the registered capital the Pledgors subscribed in the Company.

3.                                       Each of the Parties has made a certain exclusive option agreement (including any of its amendment and reinstatement, the “Exclusive Option Agreement”) dated September 15, 2011, according to which the Pledgors and the Company will, at the request of the Pledgee and to the extent permitted under the PRC laws, respectively transfer all or any part of its equity interests in the Company held by the Pledgors and the assets owned by Company to the Pledgee and/or any entity or individual designated by the Pledgee.

4.                                       Each of the Parties has made a certain proxy agreement (including any of its amendment and reinstatement, the “Proxy Agreement”) dated September 15, 2011, according to which the Pledgors irrevocably appointed by the person designated by the Pledgee to exercise on behalf of the Pledgors all voting rights entitled to the shareholders of the Company.

5.                                       Each of the Parties has made a certain exclusive services agreement (including any of its amendment and reinstatement, the “Exclusive Services Agreement”) dated September 15, 2011, according to which the Company will engage the Pledgee to provide related services on exclusive basis and agree to pay a service fee in consideration of the services provided by the Pledgee.

5.                                       The Pledgors agree to pledge all of its equity interests in the Company and grant first claim against such pledge to the Pledgee as security for the performance of Contractual Obligations (as defined below) as well as the discharge of Secured Liabilities (as defined below) by the Pledgors.

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.                                      DEFINITIONS

1.1                                 Unless otherwise required in the context, in this Agreement:

1.1.1                        Contractual Obligations mean any and all contractual obligations of the Pledgors under the Exclusive Option Agreement and the Proxy Agreement, any and all contractual obligations of the Company under the Exclusive Option Agreement, the Proxy Agreement, and the Exclusive Services Agreement; as well as any and all contractual obligations of the Pledgors and the Company under this Agreement (including any of its amendment or reinstatement).

1.1.2                        Secured Liabilities mean any and all direct, indirect, consequential and estimable losses incurred by the Pledgee arising from any Breaching Event (as defined below) of the Pledgors and/or the Company, the amount of which losses is subject to calculation based on, among others, reasonable business plan and profit forecast of the Pledgee; as well as any and all costs and expenses incurred by the Pledgee in connection with enforcement of any Contractual Obligations by the Pledgors and/or the Company.

1.1.3                        Transaction Agreements mean the Exclusive Option Agreement, the Proxy Agreement and the Exclusive Services Agreement.

1.1.4                        An Breaching Event means breach (i) by any of the Pledgors of its Contractual Obligations under the Exclusive Option Agreement, the Proxy Agreement, and/or this Agreement (including any of its amendment or reinstatement), and (ii) by the Company of its Contractual Obligations under the Exclusive Option Agreement, the Proxy Agreement, the Exclusive Services Agreement and/or this Agreement (including any of its amendment or reinstatement).

1.1.5                        Pledged Equity Interests mean any and all equity interests of the Company validly owned as of the date of this Agreement and pledged in favor of the Pledgee under this Agreement by the Pledgors as security for the performance of Contractual Obligations by the Pledgors and the Company, which equity interests owned by each of the Pledgors as of the date of this Agreement are set forth under Schedule I; as well as the capital contribution/equity interest and share dividend received or owned under Sections 2.6 and 2.7 of this Agreement.

1.1.6                        PRC Laws mean the then existing laws, administrative rules and regulations, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China.

1.2                                 In this Agreement, any reference to any PRC Laws include (i) any of its amendments, changes, supplements or reenactments that is effective prior to or after the date of this Agreement, and (ii) any other decisions, circulars and regulations which are issued under or otherwise effective for such PRC Laws.

1.3                                Unless otherwise required in the context, any reference to any article, section, item or paragraph in this Agreement means the corresponding article, section, item or paragraph of this Agreement.

2.                                      PLEDGE OF EQUITY INTERESTS

2.1                                 Each of the Pledgors agrees to pledge the Pledged Equity Interests validly owned and disposable by it in favor of the Pledgee pursuant to the terms and conditions of this Agreement as security for its performance of the Contractual Obligations and discharge of the Secured Liabilities.  The Company also agrees to the pledge of the Pledged Equity Interests in favor of the Pledgee by the Pledgors pursuant to the terms and conditions of this Agreement.

2.2                                 Each of the Pledgors shall cause the equity interest pledge contemplated under this Agreement (the “Equity Interests Pledge”) duly recorded at the share register of the Company at the date of this Agreement.

2.3                                 During the term of this Agreement, the Pledgee will not be liable for any impairment of the Pledged Equity Interests, and none of the Pledgors may make any claim or demand against the Pledgee, unless the Pledgee is found of any willful conduct or in material negligence which has direct consequence to such impairment, claim or demand.

2.4                                 Subject to the provisions in Section 2.3, if the Pledged Equity Interests are exposed to significant impairment which may be prejudicial to the rights of the Pledgee, the Pledgee may, at its own costs and expenses, sell or dispose the Pledged Equity Interests as agent of the Pledgors at any time and, upon agreement with the Pledgors, use the proceeds from such sale or deposal for early discharge of the Secured Liabilities or request transfer of the Pledged Equity Interests from the notary public at the place where the Pledgors are located.  At the request of the Pledgee, the Pledgors shall provide any additional assets as security.

2.5                                 Upon occurrence of any Breaching Event, the Pledgee may dispose the Pledged Equity Interests as provided under Section 2.4 of this Agreement.

2.6                                 With prior consent of the Pledgee, the Pledgors may increase capital contribution to the Company, transfer or be transferred with equity interests of the Company. Any capital contribution/equity interests increased in the registered capital of the Company attributable to the increase of capital contribution or transfer of equity interest by the Company or otherwise will be deemed part of the Pledged Equity Interests.

2.7                                 With prior consent of the Pledgee, the Pledgors are entitled to the dividend or bonus accrued on the Pledged Equity Interests.  It is agreed by the Pledgors that the Pledgee reserves the right to receive any dividend or bonus accrued on the Pledged Equity Interests as long as the Pledged Equity Interests exist, which dividend or bonus will be payable from the Company to a bank account designated by the Pledgee.

2.8                                 Upon occurrence of any Breaching Event, the Pledgee may dispose any of the Pledged Equity Interests as provided under this Agreement.

3.                                     RELEASE OF THE PLEDGE

3.1                                 Upon sufficient and complete performance of all Contractual Obligations as well as discharge of all Secured Liabilities by the Pledgors and the Company, at the request of the Pledgors, the Pledgee will release the Pledged Equity Interests and assist the Pledgors in de-registering the Pledged Equity Interests from the share register of the Company and the industrial and commercial authority having jurisdiction over the Company.  Any and all costs and expenses arising from the release of the Pledged Equity Interests will be payable by the Pledgee.

4.                                      DISPOSAL OF PLEDGED EQUITY INTERESTS

4.1                                 It is agreed that upon occurrence of any Breaching Event and with a notice to the Pledgors in writing, the Pledgee may exercise all of the remedies, rights and powers it has under the PRC laws, Transaction Agreements and this Agreement, including without limitation selling or disposing the Pledged Equity Interests.  The Pledgee will not be liable for any loss arising from its reasonable exercise of such rights and powers.

4.2                                The Pledgee may appoint its attorney-in-law or any other agent in writing to exercise any and all of the rights and powers described under Section 4.1, to which none of the Pledgors or the Company may raise any objection.

4.3                                 The Pledgee may deduct its reasonable costs and expenses incurred in connection with the exercise of any and all of the rights and powers described under Section 4.1 from the proceeds it receives from the exercise of such rights and powers.

4.4                                 The proceeds received by the Pledgee from exercise of its rights and powers will be used according to the following order:

4.4.1                        Firstly, to pay any and all costs and expenses incurred in disposal of the Pledged Equity Interests and the exercise of its rights and powers by the Pledgee (including the remunerations to its attorney-in-law or any other agent) ;

4.4.2                        Secondly, to pay any and all taxes and levies payable in connection with the disposal of the Pledged Equity Interests; and

4.4.3                        Thirdly, to pay any debts owed to the Pledgee.

The remaining proceeds, if any, will be returned to the Pledgors or any other person who is entitled to such proceeds under applicable laws and regulations, or be transferred to the notary public at the place where the Pledgee is located, which resultant expenses will be payable by the Pledgee.

4.5                                 The Pledgee may elect to exercise any of the remedies it is entitled at the same time or any sequence, and is not required to exercise any other remedies prior to its exercise of the right to sell or dispose the Pledged Equity Interests under this Agreement.

5.                                      COSTS AND EXPENSES

5.1                                 Any and all costs and expenses actually incurred in connection with the Equity Interests Pledge under this Agreement, including without limitation stamp duty, any other taxes as well as all legal expenses, will be respectively payable by each Party.

6.                                      CONTINUITY AND NO WAIVER

6.1                                 The Equity Interests Pledge created under this Agreement is a guarantee which continues to be valid until complete performance of the Contractual Obligations and discharge of the Secured Liabilities.  None of the waiver or grace period granted towards any breach of the Pledgors or delay to exercise any of its rights under the Transactional Agreements or this Agreement, each by the Pledgee, will affect its rights requiring strict performance of the Transactional Agreements and this Agreement by the Pledgors or any rights arising from subsequent breach of the Transactional Agreements or this Agreement by the Pledgors under this Agreement, applicable PRC Laws, and the Transactional Agreements.

7.                                     REPRESENTATIONS AND WARRANTIES OF THE PLEDGORS

Each of the Pledgors represents and warrants to the Pledgee as follows:

7.1                                 He/she is a PRC citizen, capable for all civil acts, and has the legal rights and powers to enter into this Agreement and assume legal obligations under this Agreement.

7.2                                 All reports, documents and information relating to him/her or any matters required under this Agreement provided by him/her to the Pledgee prior to the date of this Agreement are in all material respects true and accurate as of the date of this Agreement.

7.3                                All reports, documents and information relating to him/her or any matters required under this Agreement provided by him/her to the Pledgee after the date of this Agreement are in all material respects true and accurate upon its provision.

7.4                                 As of the date of this Agreement, he/she is the sole legal owner of the Pledged Equity Interests, which ownership is free from any dispute.  He/she has the right to dispose all or any part of the Pledged Equity Interests.

7.5                                 The Pledged Equity Interests are free from any security interest, any third party interest, or any other restrictions, other than those created under this Agreement or the Transactional Agreements.

7.6                                 The Pledged Equity Interests are legally pledgable and transferable, and he/she has the sufficient rights and powers to pledge the Pledged Equity Interests to the Pledgee under this Agreement.

7.7                                 This Agreement, once duly executed by him/her, constitutes his legal, valid and binding obligations.

7.8                                 All consents, approvals, waivers, licenses, registrations or filings necessary to receive from, file with or submit to any third parties or government agencies in connection with the execution and performance of this Agreement or the Pledged Equity Interests under this Agreement have been received, made or submitted subject to Section 2.2.2, and will have full force and effect during the term of this Agreement.

7.9                                 None of his/her execution and performance of this Agreement is in violation or conflict with any applicable laws or any agreements, court rulings, arbitrary awards or administrative orders to which he/she is a party or subject.

7.10                           The pledge contemplated under this Agreement constitutes the security interest of first priority upon the Pledged Equity Interests.

7.11                           All taxes and expenses payable arising from receipt of the Pledged Equity Interests have been fully paid by the Pledgors.

7.12                           No suits, legal proceedings or claims, pending or to his/her knowledge threatened, against him/her or any of his/her assets or the Pledged Equity Interests exists at any court, arbitration tribunal, government agency or administrative authority which may have material or adverse effect upon his/her economic conditions or capacity to perform his/her obligations under this Agreement and the Secured Liabilities.

7.13                           He/she warrants to the Pledgee that unless provided to the contrary under then existing Transactional Agreements, all of the above representations and warranties will be true, accurate and strictly complied with until complete performance of the Contractual Obligations and complete discharge of the Secured Liabilities.

8.                                     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Pledgee as follows:

8.1                                 It is a company with limited liabilities duly incorporated and validly existing under PRC Laws, is an independent legal person, has complete and independent legal status, and is capable to execute, deliver and perform this Agreement and named as an independent party in any lawsuits.

8.2                                 All reports, documents and information relating to the Pledged Equity Interests or any matters required under this Agreement provided by the Company to the Pledgee prior to the date of this Agreement are in all material respects true and accurate as of the date of this Agreement.

8.3                                 All reports, documents and information relating to the Pledged Equity Interests or any matters required under this Agreement provided by the Company to the Pledgee after the date of this Agreement are in all material respects true and accurate upon its provision.

8.4                                This Agreement, once duly executed by the Company, constitutes its legal, valid and binding obligations.

8.5                                 It has full powers and authorities to execute and deliver this Agreement and all other documents contemplated under this Agreement, as well as to complete the transaction contemplated under this Agreement.

8.6                                 No suits, legal proceedings or claims, pending or to the knowledge of the Company threatened, against the Company or any of its assets or the Pledged Equity Interests exists at any court, arbitration tribunal, government agency or administrative authority which may have material or adverse effect upon its economic conditions or capacity to perform its obligations under this Agreement and the Secured Liabilities.

8.7                                 The Company agrees to be severally and jointly liable for the representations and warranties made by each of the Pledgors under sections 7.4, 7.5, 7.6, 7.8 and 7.10 of this Agreement.

8.8                                 The Company warrants to the Pledgee that unless provided to the contrary under then existing Transactional Agreements, all of the above representations and warranties will be true, accurate and strictly complied with until complete performance of the Contractual Obligations and complete discharge of the Secured Liabilities.

9.                                      COVENANTS OF THE PLEDGORS

Each of the Pledgors covenants to the Pledgee as follows:

9.1                                 Without prior written consent of the Pledgee, none of the Pledgors may create or allow creation of any new pledge or any other security interest upon the Pledged Equity Interests and, if any of the Pledgors fails to do so, such new pledge or any other security interest will be null and void.

9.2                                 Without prior written notice to and consent from the Pledgee, none of the Pledgors may transfer the Pledged Equity Interests and, if any of the Pledgors fails to do so, such transfer will be null and void.  If any of the Pledgors receives prior written consent from the Pledgee to transfer the Pledged Equity Interests, the proceeds from such transfer will be firstly used to discharge the Secured Liabilities or be transferred to any third party designated upon agreement between the Pledgors and the Pledgee.

9.3                                 Upon occurrence of any lawsuits, arbitrations or any other claims which may have adverse effect upon the interests of the Pledgors or the Pledgee under the Transactional Agreements and this Agreement or the Pledged Equity Interests, the Pledgors undertakes to notify the Pledgee promptly in writing and, at the reasonable request of the Pledgee, to take all actions necessary to safeguard the interests of the Pledgee upon the Pledged Equity Interests.

9.4                                 The Pledgors undertake to complete the registration procedures necessary to extend the term of the Company within three months prior to the expiration of such term, so as to maintain the force and effect of this Agreement.

9.5                                 None of the Pledgors may take or allow any acts or activities which may have adverse effect upon the interests of the Pledgors or the Pledgee under the Transactional Agreements and this Agreement or the Pledged Equity Interests.  Each of the Pledgors will waive his/her right of first refusal upon perfection of the pledge by the Pledgee.

9.6                                 The Pledgors will make best efforts and take all actions necessary to register the Equity Interests Pledge under this Agreement with competent industrial and commercial authority immediately after the execution of this Agreement and undertake, at reasonable request of the Pledgee, to take all actions and sign all documents, including without limitation to this

Agreement, necessary to ensure exercise and perfection of the rights and interests upon the Pledged Equity Interests by the Pledgee.

9.7                                The Pledgors undertake to take all actions necessary to perfect any transfer of the Pledged Equity Interests as a result of the exercise of any pledged interests under this Agreement and, if the Pledgee or any of its designated persons so desires, to take all actions necessary to cause the Pledged Equity Interests transferred to the Pledgee or such designated person.

9.8                                 The Pledgors covenants that none of procedures or means to convene and vote at any meeting of the shareholders or board of directors of the Company for purpose of signing this Agreement, creating or exercising the pledge under this Agreement is in violation of any laws, administrative rules or the articles of association of the Company.

10.                               COVENANTS OF THE COMPANY

10.1                           The Company will make efforts to assist securing and maintaining during the term of this Agreement all consents, approvals, waivers, licenses, registrations or filings necessary to receive from, file with or submit to any third parties or government agencies in connection with the execution and performance of this Agreement or the Pledged Equity Interests under this Agreement.

10.2                           Without prior written consent of the Pledgee, the Company may not assist or allow creation of any new pledge or any other security interest upon the Pledged Equity Interests by the Pledgors.

10.3                           Without prior written consent of the Pledgee, the Company may not assist or allow transfer of the Pledged Equity Interests by the Pledgors.

10.4                           Upon occurrence of any lawsuits, arbitrations or any other claims which may have adverse effect upon the interests of the Company or the Pledgee under the Transactional Agreements and this Agreement or the Pledged Equity Interests, the Company undertakes to notify the Pledgee promptly in writing and, at the reasonable request of the Pledgee, to take all actions necessary to safeguard the interests of the Pledgee upon the Pledged Equity Interests.

10.5                           The Company undertakes to complete the registration procedures necessary to extend the term of the Company within three months prior to the expiration of such term, so as to maintain the force and effect of this Agreement.

10.6                           The Company may not take or allow any acts or activities which may have adverse effect upon the interests of the Pledgee under the Transactional Agreements and this Agreement or the Pledged Equity Interests, including without limitation any acts or activities subject to restrictions under Section 9.

10.7                           The Pledgors and the Company will provide to the Pledgee financial statements of the Company, including without limitation balance sheet, income statement and cash flow statement, on quarterly basis within one month after the end of such quarter.

10.8                           The Company undertakes, at reasonable request of the Pledgee, to take all actions and sign all documents, including without limitation this Agreement, necessary to ensure exercise and perfection of the rights and interests upon the Pledged Equity Interests by the Pledgee.

10.9                           The Company undertakes to take all actions necessary to perfect any transfer of the Pledged Equity Interests as a result of the exercise of any pledged interests under this Agreement and, if the Pledgee or any of its designated persons so desires, to take all actions necessary to cause the Pledged Equity Interests transferred to the Pledgee or such designated person.

11.                               CHANGE OF CIRCUMSTANCES

11.1                           It is additionally provided without conflict with any other provisions under the Transactional Agreements and this Agreement, that if the Pledgee believes the existence of this Agreement or the pledge under this Agreement and/or the disposal of the Pledged Equity Interests under this Agreement is illegal or conflicts with any PRC Laws, rules or regulations due to the change of such PRC Laws, rules or regulations or the interpretation or applicability thereof, or any change of relevant registration procedures, the Pledgors and the Company will take promptly any actions and/or sign any agreements or other documents according to the written instruction and at the reasonable request of the Pledgee, so as to:

11.1.1              Maintain the force and effect of the pledge under this Agreement;

11.1.2              Facilitate disposal of the Pledged Equity Interests as provided under this Agreement; and/or

11.1.3              Maintain or perfect the security created or contemplated to create under this Agreement.

12.                               EFFECT AND TERM OF THIS AGREEMENT

12.1                        This Agreement will be effective when it is duly signed by each of Parties and recorded at the share register of the Company.  Each of Pledgors will deliver its capital contribution certificate and the share register of the Company in which the pledge is recorded to the custody of the Pledgee on the date of this Agreement.

At the request of the Pledgee, the Pledgors will provide the pledge certificate issued by the industrial and commercial authority to the Pledgee in a manner satisfactory to the Pledgee after the date of this Agreement

12.2                        This Agreement will not expire until and unless upon complete performance of the Contractual Obligations and full discharge of the Secured Liabilities.

13.                               NOTICE

13.1                        Any notices, requests, demands and any other communications required or made under this Agreement will be made in writing.

13.2                        Any of such notices or other communications will be deemed duly given, if by facsimile or telex, upon its transmission; if by person, upon its delivery; if by post, five (5) days after it is deposited with the post.

14.                               MISCELLANEOUS

14.1                        It is agreed by the Pledgors and the Company that the Pledgee may transfer any of its rights and/or obligations under this Agreement to any third party with prior notice to the Pledgors and the Company; without prior written consent of the Pledgee, none of the Pledgors or the Company may transfer any of its rights, obligations or liabilities under this Agreement to any third party.  Successors or permitted assigns, if any, of the Pledgors and the Company will continue to perform the obligations of the Pledgors and the Company, respectively, under this Agreement.

14.2                        The amount of the Secured Liabilities determined by the Pledgee at its own discretion upon exercise of its rights upon the Pledged Equity Interests under this Agreement will be the conclusive and final evidence for the Secured Liabilities under this Agreement.

14.3                        This Agreement is made in Chinese in five (5) original copies, with each Party holding one (1) copy.  And the remaining one (1) copy will be submitted to the industrial and commercial authority to apply registration of the Equity Interests Pledge under this Agreement with such authority.

14.4                        The execution, validity, performance, amendment, interpretation and termination of this Agreement are governed by the PRC Laws.

14.5                        Any dispute arising from or in connection with this Agreement shall be resolved through negotiations and, if the negotiations fail to result in an agreement of the Parties within thirty (30) from the occurrence of such dispute, submitted to China International Economic and

Trade Arbitration Commission, Shanghai Sub-Commission for arbitration in Shanghai according to its rules then effect.  The arbitrary award is final and binding upon each of the Parties.

14.6                        None of the rights, powers and remedies available to any Party under any provision of this Agreement will exclude any other rights, powers or remedies available to such Party at laws or under any other provisions of this Agreement, and the exercise of any of its rights, powers and remedies by any Party will not prevent the exercise of any other rights, powers, and remedies available to such Party.

14.7                        Failure or delay to exercise any rights, powers and remedies available to any Party under this Agreement or laws will not operate as its waiver of such rights, powers and remedies; and single or partial waiver of such rights, powers and remedies will not prevent the exercise of such rights, powers and remedies in any other manners or the exercise of other such rights, powers and remedies.

14.8                        The headings in this Agreement are for convenience only and will not operate to construct or affect the construction of the provisions of this Agreement.

14.9                        Each of the provisions under this Agreement is severable.  If any one or more provisions of this Agreement are held invalid, illegal or unenforceable, it will not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

14.10                 Any amendment or supplement to this Agreement shall be made in writing.  Except for the transfer of its rights under this Agreement by the Pledgee pursuant to Section 14.1, no amendment or supplement to this Agreement will be effective unless it is duly signed by each of the Parties.  If any amendment or supplement to this Agreement is subject to approval from and/or registration or filing with any government agency, each of the Parties will proceed to secure such approval and/or complete such registration or filing according to law.

14.11                 This Agreement is binding upon the legal successors of each Party.

14.12                 In contemporaneity with execution of this Agreement, each of the Pledgors will respectively sign a power of attorney (the “POA”), authorizing any person designated by the Pledgee to sign on his/her behalf any and all legal documents necessary for the Pledgee to exercise its rights under this Agreement.  The POA shall be in custody of the Pledgee and, if necessary, may be delivered to competent government agency by the Pledgee.

[Remaining left blank]

(Signature page)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and at the place first written herein.

By:	/s/ Fangjun Yan

By:	/s/ Huayi Cheng

By:	/s/ Legal Representative (company seal)

Entity:	Kendall Technology Development (Shanghai) Co., Ltd.

By:	/s/ Legal Representative (company seal)

Entity:	Shanghai Yihong Advertising Co., Ltd.

Schedule I:

Background Information of the Company

Name:	Shanghai Yihong Advertising Co., Ltd.
Registered address:	Room 225, Building 2, No. 2575, Miaozhen Hezuo Road, Chongming County, Shanghai, PRC
Registered capital:	RMB 1,000,000
Legal representative:	Fangjun Yan
Shareholding structure:

Name of shareholder	Capital contributed to the registered capital		Percentage	Way of contribution
Fangjun Yan	RMB	950,000	95%	cash
Yuying Zhao	RMB	50,000	5%	cash
Total	RMB	1,000,000	100%	/

Schedule II

Form Power of Attorney

The undersigned,             , hereby irrevocably appoints           , ID         , as its authorized agent to sign any and all legal documents necessary or desirable for Kendall Technology Development (Shanghai) Co., Ltd. to exercise its rights under the Agreement regarding the Pledge of the Equity Interests of Shanghai Yihong Advertising Co., Ltd.

By:

Dated: